EXHIBIT 99.10(b)

                               CONSENT OF COUNSEL

      We hereby consent of the reference to our firm included in the prospectus filed as part of Registration Statement No. 33-87874.

     SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

New York, New York
August 28, 2000